                                                                    EXHIBIT 99.1

                                KCS ENERGY, INC.

                             LETTER OF TRANSMITTAL
                         FOR TENDER OF $100,000,000 OF
                          7 1/8% SENIOR NOTES DUE 2012
   THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
                                IN EXCHANGE FOR
                             UP TO $100,000,000 OF
                          7 1/8% SENIOR NOTES DUE 2012
     THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

             PURSUANT TO THE PROSPECTUS, DATED               , 2005

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON            ,
2005, UNLESS THE EXCHANGE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 The Exchange Agent for the Exchange Offer is:
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

By Mail, Overnight Delivery or Hand:   By Facsimile For Eligible Institutions:     Confirm by Telephone:
The Bank New York Trust Company, N.A.              (212) 298-1915                     (212) 815-5098
     101 Barclay Street, 7 East            Attention: Mr. Randolph Holder
      New York, New York 10286
   Attention: Mr. Randolph Holder

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

     By signing this Letter of Transmittal, you hereby acknowledge that you have
received the Prospectus, dated           , 2005, of KCS Energy, Inc. and this
Letter of Transmittal. The Prospectus, together with this Letter of Transmittal, constitutes KCS Energy, Inc.'s offer to exchange an aggregate principal amount of up to $100,000,000 of its 7 1/8% Senior Notes due 2012 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of our issued and outstanding
7 1/8% Senior Notes due 2012 (the "Old Notes"). The Old Notes were issued in an offering under Rule 144A of the Securities Act that were not registered under the Securities Act. This Exchange Offer is being extended to all holders of the Old Notes.

     Unless you comply with the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Guaranteed Delivery," you must do one of the following on or prior to the expiration of the Exchange Offer to participate in the Exchange Offer:

     - tender your Old Notes by sending the certificates for your Old Notes, in proper form for transfer, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by this Letter of Transmittal to the Exchange Agent at the address listed above; or

     - tender your Old Notes by using the book-entry transfer procedures described in the Prospectus under the caption "The Exchange
       Offer -- Procedures for Tendering -- Book-Entry Transfer," and transmitting this Letter of Transmittal, with any required signature guarantees, or an Agent's Message (as defined below) instead of this Letter of Transmittal to the Exchange Agent.

     In order for a book-entry transfer to constitute a valid tender of your Old Notes in the Exchange Offer, the Exchange Agent must receive a confirmation of book-entry transfer (a "Book-Entry Confirmation") of your Old Notes into the Exchange Agent's account at The Depository Trust Company prior to the expiration of the Exchange Offer. The term "Agent's Message" means a message, transmitted by The Depository Trust Company and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgment from you that you have received and have agreed to be bound by the terms of this Letter of Transmittal. If you use this procedure, we may enforce the Letter of Transmittal against you.

     DELIVERY OF DOCUMENTS TO THE DEPOSITORY TRUST COMPANY'S BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     If you are a holder of Old Notes and wish to tender your Old Notes in the Exchange Offer, but (1) the Old Notes are not immediately available, (2) time will not permit your Old Notes or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed prior to the expiration of the Exchange Offer, you may tender Old Notes by following the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for
Tendering -- Guaranteed Delivery."

     Only registered holders of Old Notes -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Old Notes -- are entitled to tender their Old Notes for exchange in the Exchange Offer. If you are a beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Old Notes in the Exchange Offer, you should promptly contact the person in whose name the Old Notes are registered and instruct that person to tender on your behalf. If you wish to tender in the Exchange Offer on your own behalf, prior to completing and executing this Letter of Transmittal and delivering the certificates for your Old Notes, you must either make appropriate arrangements to register ownership of the Old Notes in your name or obtain a properly completed bond power from the person in whose name the Old Notes are registered.

     YOU MUST COMPLETE THIS LETTER OF TRANSMITTAL IF YOU ARE A REGISTERED HOLDER OF OLD NOTES -- WHICH TERM, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, INCLUDES ANY PARTICIPANT IN THE DEPOSITORY TRUST COMPANY'S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE OLD NOTES -- AND EITHER (1) YOU WISH TO TENDER THE CERTIFICATES REPRESENTING YOUR OLD NOTES TO THE EXCHANGE AGENT TOGETHER WITH THIS LETTER OF TRANSMITTAL OR (2) YOU WISH TO TENDER YOUR OLD NOTES BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND YOU ELECT TO SUBMIT THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT INSTEAD OF AN AGENT'S MESSAGE.

     In order to properly complete this Letter of Transmittal, you must: (1) complete the box entitled "Description of Old Notes Tendered," (2) if appropriate, check and complete the boxes relating to book-entry transfer and guaranteed delivery and the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions," (3) sign this Letter of Transmittal by completing the box entitled "Sign Here" and (4) complete the box entitled "Substitute Form W-9." By completing the box entitled "Description of Old Notes Tendered" and signing below, you will have tendered your Old Notes for exchange on the terms and conditions described in the Prospectus and this Letter of Transmittal. You should read the detailed instructions below before completing this Letter of Transmittal.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

        BOX BELOW TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES

--------------------------------------------------------------------------------------------------------------------
                             DESCRIPTION OF OLD NOTES TENDERED (CUSIP NO. 482434 AG 2)
--------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF REGISTERED HOLDER             1                        2                          3
--------------------------------------------------------------------------------------------------------------------
                                                                  AGGREGATE PRINCIPAL
                                             CERTIFICATE             AMOUNT OF OLD             PRINCIPAL AMOUNT
                                             NUMBER(S)*                 NOTE(S)                   TENDERED**
                                       -----------------------------------------------------------------------------

                                       -----------------------------------------------------------------------------

                                       -----------------------------------------------------------------------------

                                       -----------------------------------------------------------------------------

                                       -----------------------------------------------------------------------------
                                               TOTAL:
--------------------------------------------------------------------------------------------------------------------
 * Need not be completed by holders who tender by book-entry transfer.
** Old Notes tendered by this Letter of Transmittal must be in denominations of $1,000 principal amount and any integral multiple thereof. Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the Old Notes represented by the certificate(s) listed in column 1. (See Instruction 4.)
--------------------------------------------------------------------------------------------------------------------

                    BOXES BELOW TO BE CHECKED AS APPLICABLE

[ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR OLD NOTES IS BEING
    TENDERED WITH THIS LETTER OF TRANSMITTAL.

[ ] CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR OLD NOTES HAS BEEN LOST,
    DESTROYED OR STOLEN AND YOU REQUIRE ASSISTANCE IN OBTAINING A NEW CERTIFICATE(S).

  Certificate Number(s)
--------------------------------------------------------------------------------

  Principal Amount(s) Represented
--------------------------------------------------------------------------------

    You must contact the Exchange Agent to obtain instructions for replacing lost, destroyed or stolen certificate(s) representing Old Notes. (See Instruction 12.)

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

    TO BE COMPLETED ONLY IF NEW NOTES OR OLD NOTES NOT TENDERED OR EXCHANGED ARE TO BE ISSUED IN THE NAME OF SOMEONE OTHER THAN THE REGISTERED HOLDER OF THE OLD NOTES WHOSE NAME(S) APPEAR BELOW.

[ ] Old Note(s) to:

[ ] New Note(s) to:

Name
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

Telephone Number (   )    -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                              (SEE INSTRUCTION 9)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)
    TO BE COMPLETED ONLY IF NEW NOTES OR OLD NOTES OR OLD NOTES NOT TENDERED OR EXCHANGED ARE TO BE DELIVERED TO SOMEONE OTHER THAN THE REGISTERED HOLDER OF THE OLD NOTES WHOSE NAME(S) APPEAR(S) BELOW OR TO THE REGISTERED HOLDER AT AN ADDRESS OTHER THAN THAT SHOWN BELOW.

[ ] Old Note(s) to:

[ ] New Note(s) to:

Name
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

Telephone Number (   )    -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                              (SEE INSTRUCTION 9)

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD NOTES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s)
--------------------------------------------------------------------------------

  Window Ticket Number (if any)
--------------------------------------------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery
--------------------------------------------------------------------------------

    Name of Institution Which Guaranteed Delivery
--------------------------------------------------------------------------------

    If delivered by Book-Entry Transfer, complete the following:

  Name of Tendering Institution
--------------------------------------------------------------------------------

  Account Number
--------------------------------------------------------------------------------

  Transaction Code Number
--------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A PARTICIPATING BROKER-DEALER AND WISH TO RECEIVE 10
    ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name:
--------------------------------------------------------------------------------

  Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    If the undersigned is not a Participating Broker-Dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes. If the undersigned is a Participating Broker-Dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

            BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution
--------------------------------------------------------------------------------

  Account Number
--------------------------------------------------------------------------------

  Transaction Code Number
--------------------------------------------------------------------------------

[ ] CHECK HERE IF OLD NOTES THAT ARE NOT TENDERED OR NOT EXCHANGED ARE TO BE
    RETURNED BY CREDITING THE DEPOSITORY TRUST COMPANY ACCOUNT NUMBER INDICATED ABOVE.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, as described in the Prospectus and this Letter of Transmittal, I hereby tender to KCS Energy, Inc. the aggregate principal amount of Old Notes described above in the box entitled "Description of Old Notes Tendered" in exchange for a like principal amount of New Notes with the same maturity date which have been registered under the Securities Act.

     Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered by this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer -- including, if the Exchange Offer is extended or amended, the terms and conditions of any extension or amendment -- I hereby sell, assign and transfer to, or upon the order of, KCS Energy, Inc. all right, title and interest in and to the Old Notes tendered by this Letter of Transmittal. I hereby irrevocably constitute and appoint the Exchange Agent as my agent and attorney-in-fact -- with full knowledge that the Exchange Agent is also acting as the agent of KCS Energy, Inc. in connection with the Exchange Offer -- with respect to the tendered Old Notes, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates for the tendered Old Notes to KCS Energy, Inc. together with all accompanying evidences of transfer and authenticity to, or upon the order of, KCS Energy, Inc., upon receipt by the Exchange Agent, as my agent, of the New Notes to be issued in exchange for the tendered Old Notes, (2) present certificates for the tendered Old Notes for transfer, and to transfer the tendered Old Notes on the books of KCS Energy, Inc., and (3) receive for the account of KCS Energy, Inc. all benefits and otherwise exercise all rights of ownership of the tendered Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

     I hereby represent and warrant that I have full power and authority to tender, sell, assign and transfer the Old Notes tendered by this Letter of Transmittal and that, when the tendered Old Notes are accepted for exchange, KCS Energy, Inc. will acquire good, marketable and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances, and that the tendered Old Notes are not subject to any adverse claims or proxies. I will, upon request, execute and deliver any additional documents deemed by KCS Energy, Inc. or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Old Notes tendered by this Letter of Transmittal, and I will comply with my obligations, if any, under the Registration Rights Agreement, dated as of April 8, 2005 (the "Registration Rights Agreement"), among KCS Energy, Inc., certain guarantors named therein and Credit Suisse First Boston LLC, on behalf of the initial purchasers named therein. I have read and I agree to all of the terms of the Exchange Offer.

     The name(s) and address(es) of the registered holder(s) -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Old Notes -- of the Old Notes tendered by this Letter of Transmittal are printed above as they appear on the certificate(s) representing the Old Notes. The certificate number(s) and the Old Notes that I wish to tender are indicated in the appropriate boxes above.

     Unless I have otherwise indicated by completing the box entitled "Special Issuance Instructions" above, I hereby direct that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that the New Notes be credited to the account indicated above maintained with The Depository Trust Company. Similarly, unless I have otherwise indicated by completing the box entitled "Special Delivery Instructions," I hereby direct that the New Notes be delivered to the address shown below my signature.

     If I have (1) tendered any Old Notes that are not exchanged in the Exchange Offer for any reason or (2) submitted certificates for more Old Notes than I wish to tender, unless I have otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," I hereby direct that certificates for any Old Notes that are not tendered or not exchanged should be issued in the name of the undersigned, if applicable, and delivered to the address shown below my signature or, in the case of a book-entry transfer of Old Notes, that Old Notes that are not tendered or not exchanged be credited to the account indicated above maintained with The Depository Trust Company, in each case, at KCS Energy, Inc.'s expense, promptly following the expiration or termination of the Exchange Offer.

     I understand that if I decide to tender Old Notes, and KCS Energy, Inc. accepts the Old Notes for exchange, this will constitute a binding agreement between me and KCS Energy, Inc., subject to the terms and conditions set forth in the Prospectus and this Letter of Transmittal.

     I also recognize that, under certain circumstances described in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer," KCS Energy, Inc. may not be required to accept for exchange any of the Old Notes tendered by this Letter of Transmittal.

     By tendering Old Notes and executing this Letter of Transmittal, or delivering an Agent's Message instead of this Letter of Transmittal, I hereby represent and agree that: (1) I am not an "affiliate" (as defined in Rule 405 under the Securities Act) of KCS Energy, Inc.; (2) any New Notes I receive in the Exchange Offer are being acquired by me in the ordinary course of my business; (3) at the time of the commencement of the Exchange Offer, neither I nor, to my knowledge, anyone receiving New Notes from me, has any arrangement or understanding with any person to participate in the distribution (as defined in the Securities Act) of the New Notes in violation of the Securities Act; (4) if I am not a Participating Broker-Dealer (as defined below), that I am not engaged in, and do not intend to engage in, the distribution of the New Notes; and (5) if I am a Participating Broker-Dealer, that I will receive the New Notes for my own account in exchange for Old Notes that I acquired as a result of my market-making or other trading activities and that I will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the New Notes I receive. As used in this Letter of Transmittal, a "Participating Broker-Dealer" is a broker-dealer that receives New Notes for its own account in exchange for Old Notes that it acquired as a result of market-making or other trading activities. If I am a Participating Broker-Dealer, by making the representation set forth above and delivering a prospectus in connection with any resale transaction involving the New Notes, I understand that I will not be deemed to have admitted that I am an "underwriter" within the meaning of the Securities Act.

     KCS Energy, Inc. has agreed, subject to the terms of the Registration Rights Agreement, that for a period of not more than 180 days after the date of acceptance of Old Notes for exchange, it will make the Prospectus, as amended or supplemented from time to time, available to any Participating Broker-Dealer for use in connection with resales of the New Notes. Each Participating Broker-Dealer, by tendering Old Notes and executing this Letter of Transmittal, or delivering an Agent's Message instead of this Letter of Transmittal, agrees that, upon receipt of notice from KCS Energy, Inc. of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference in the Prospectus, in light of the circumstances under which they were made, not misleading, the Participating Broker-Dealer will suspend the sale of New Notes under the Prospectus. Each Participating Broker-Dealer further agrees that, upon receipt of a notice from KCS Energy, Inc. to suspend the sale of New Notes as provided above, the Participating Broker-Dealer will suspend resales of the New Notes until (1) KCS Energy, Inc. has amended or supplemented the Prospectus to correct the misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or (2) KCS Energy, Inc. has given notice that the sale of the New Notes may be resumed, as the case may be. If KCS Energy, Inc. gives notice to suspend the sale of the New Notes as provided above, it will extend the period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers receive copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which KCS Energy, Inc. has given notice that the sale of New Notes may be resumed, as the case may be.

     As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of New Notes received in exchange for Old Notes in the Exchange Offer must notify KCS Energy, Inc., on or prior to the expiration of the Exchange Offer, that it is a Participating Broker-Dealer. Participating Broker-Dealers must send the required written notice to KCS Energy, Inc., at its executive offices located at 5555 San Felipe Road, Suite 1200, Houston, Texas 77056, Attention: Secretary, and this notice must be received by KCS Energy, Inc. at or prior to the expiration of the Exchange Offer.

     Interest on the New Notes will accrue (1) from the last date to which interest was paid on the Old Notes surrendered in exchange for the New Notes or
(2) if no interest has been paid on the Old Notes, from April 1, 2005.

     All authority conferred in or agreed to be conferred in this Letter of Transmittal will survive my death or incapacity, and any obligation of mine under this Letter of Transmittal will be binding upon my heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns. Except as stated in the Prospectus, this tender is irrevocable.

                                   SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

This Letter of Transmittal must be signed by (1) the registered holder(s) -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Old Notes -- exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the Old Notes tendered or on the register of holders maintained by KCS Energy, Inc., or
(2) by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal -- including any opinions of counsel, certifications and other information as may be required by KCS Energy, Inc. for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes. If the signature below is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a similar fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                         SIGNATURE(S) OF STOCKHOLDER(S)

Dated:                                                                    , 2005
--------------------------------------------------------------------------------

Name(s)
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   (ZIP CODE)

Tax Identification or Social Security No.
--------------------------------------------------------------------------------
                              (SEE INSTRUCTION 9)

Area Code and Telephone No.
--------------------------------------------------------------------------------

                            SIGNATURE(S) GUARANTEED
                        (SEE INSTRUCTION 2, IF REQUIRED)

Eligible Guarantor Institution
--------------------------------------------------------------------------------

Official Signature
--------------------------------------------------------------------------------

Dated:                                                                    , 2005
--------------------------------------------------------------------------------

             TO BE COMPLETED BY ALL TENDERING HOLDERS OF SECURITIES

------------------------------------------------------------------------------------------------------------------------
                                 PAYER'S NAME: THE BANK OF NEW YORK TRUST COMPANY, N.A.
------------------------------------------------------------------------------------------------------------------------
        SUBSTITUTE          PART 1 -- PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER
         FORM W-9           (TIN) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING     ---------------------------
                            BELOW                                                           Social Security Number
                                                                                            OR
                                                                                            ---------------------------
                                                                                            Employer Identification
                                                                                            Number
                            --------------------------------------------------------------------------------------------
DEPARTMENT OF THE TREASURY  PART 2 -- Exempt Payee                                          [ ] Exempt from backup
 INTERNAL REVENUE SERVICE                                                                       withholding
                            Please mark the box at right if you are exempt from backup withholding. See "Guidelines for Certification of Taxpayer
                            Identification Number on Substitute Form W-9" to determine if you are exempt.
                            --------------------------------------------------------------------------------------------
   PAYER'S REQUEST FOR      PART 3 -- Certification:                                        PART 4 -- Awaiting TIN [ ]
 TAXPAYER IDENTIFICATION    Under penalties of perjury I certify that:
       NUMBER (TIN)         (1) The number shown on this form is my current taxpayer
    AND CERTIFICATION           identification number (or as indicted in Part 4, I am
                                waiting for a number to be issued to me),
                            (2) I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified
                                by the Internal Revenue Service (the "IRS") that I am
                                subject to backup withholding as a result of failure to
                                report all interest or dividends, or the IRS has notified
                                me that I am no longer subject to backup withholding, and
                            (3) I am a U.S. person (including a U.S. resident alien).
                            --------------------------------------------------------------------------------------------
                            Certification instructions -- You must cross out item(2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.
                            SIGNATURE ------------------------------------  DATE ------------------------------
                            NAME -----------------------------------------------------------------------------------
                            (Please Print)
                            ADDRESS -------------------------------------------------------------------------------
                            CITY ---------------------  STATE ------------------  ZIP CODE -------------------
------------------------------------------------------------------------------------------------------------------------

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 4 OF THE SUBSTITUTE FORM W-9

             PAYER'S NAME: THE BANK OF NEW YORK TRUST COMPANY, N.A.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

SIGNATURE
 ----------------------------------------------                       DATE
                                                 -----------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

                                     INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. You must complete this Letter of Transmittal if you are a holder of Old Notes -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the holder of the Old Notes -- and either (1) you wish to tender the certificates representing your Old Notes to the Exchange Agent together with this Letter of Transmittal or (2) you wish to tender your Old Notes by book-entry transfer to the Exchange Agent's account at The Depository Trust Company and you elect to submit this Letter of Transmittal to the Exchange Agent instead of an Agent's Message. In order to constitute a valid tender of your Old Notes, unless you comply with the procedures for Guaranteed Delivery described below, the Exchange Agent must receive the following documents at the address listed above on or prior to the expiration of the Exchange Offer: (1) certificates for the Old Notes, in proper form for transfer, or Book-Entry Confirmation of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company, (2) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of this Letter of Transmittal, and (3) all other documents required by this Letter of Transmittal. Old Notes tendered in the Exchange Offer must be in denominations of $1,000 principal amount and any integral multiple thereof.

     If you are a holder of the Old Notes and wish to tender your Old Notes, but
(1) the certificates for Old Notes are not immediately available, (2) time will not permit your certificates for Old Notes or other required documents to reach the Exchange Agent before the expiration of the Exchange Offer, or (3) the procedure for book-entry transfer cannot be completed prior to the expiration of the Exchange Offer, you may effect a tender if: (1) the tender is made through an Eligible Guarantor Institution (as defined below); (2) prior to the expiration of the Exchange Offer, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form we have provided, setting forth your name and address and the amount of Old Notes you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery; and (3) the Exchange Agent receives within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery:
(a) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company, as the case may be,
(b) a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a Book-Entry Confirmation, an Agent's Message instead of the Letter of Transmittal, and (c) all other documents required by the Letter of Transmittal. The Notice of Guaranteed Delivery may be sent by overnight delivery, hand delivery, registered or certified mail or facsimile transmission and must include a guarantee by an Eligible Guarantor Institution in the form set forth in the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF CERTIFICATES FOR OLD NOTES, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES AND ALL OTHER REQUIRED DOCUMENTS IS AT YOUR ELECTION. IF YOU DELIVER YOUR OLD NOTES BY MAIL, WE RECOMMEND REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ASSURE TIMELY DELIVERY. DO NOT SEND CERTIFICATES FOR OLD NOTES, LETTERS OF TRANSMITTAL, AGENT'S MESSAGES OR OTHER REQUIRED DOCUMENTS TO KCS ENERGY, INC.

     KCS Energy, Inc. will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of this Letter of Transmittal or delivery of an Agent's Message instead of the Letter of Transmittal, waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

          (a) this Letter of Transmittal is signed by the registered holder -- which term, for purposes of this Letter of Transmittal, includes any participant in The Depository Trust Company's system whose name appears on a security position listing as the owner of the Old Notes -- of Old Notes tendered with this Letter of Transmittal, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (b) the Old Notes are tendered for the account of a firm that is an Eligible Guarantor Institution.

     In all other cases, an Eligible Guarantor Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     An "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) means:

     - Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

     - Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange Act);

     - Credit unions (as defined in Section 19B(1)(A) of the Federal Reserve
       Act);

     - National securities exchanges, registered securities associations and clearing agencies (as these terms are defined in the Exchange Act); and

     - Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Notes will be accepted only in denominations of $1,000 principal amount and integral multiples thereof. If you are tendering less than all of the Old Notes evidenced by any certificate you are submitting, please fill in the principal amount of Old Notes which are to be tendered in column 3 ("Principal Amount Tendered") of the box entitled "Description of Old Notes Tendered." In that case, unless you have otherwise indicated by completing the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions", new certificate(s) for the remainder of the Old Notes that were evidenced by your old certificate(s) will be sent to the registered holder of the Old Notes, promptly after the expiration of the Exchange Offer. All Old Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided in this Letter of Transmittal, tenders of Old Notes may be withdrawn at any time on or prior to the expiration of the Exchange Offer. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to the expiration of the Exchange Offer at the address listed above. Any notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, state that the holder is withdrawing the Old Notes, identify the Old Notes to be withdrawn, including the principal amount of the Old Notes and certificate numbers, where certificates for Old Notes have been transmitted, specify the name in which the Old Notes are registered, if different from that of the withdrawing holder, and other than a notice transmitted through Depository Trust Company's ATOP system, be signed by the holder in the same manner as the signature on the Letter of Transmittal, including any signature guarantees, or be accompanied by documents of transfer to have the trustee with respect to the Old Notes register the transfer. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution unless the holder is an Eligible Guarantor Institution. If Old Notes have been tendered using the procedure for book-entry transfer described in the Prospectus under the caption "The Exchange
Offer -- Procedures for Tendering -- Book-entry Transfer," any notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn Old Notes and otherwise comply with the procedures of the book-entry transfer facility. All questions as to the validity, form and eligibility -- including time of receipt -- of these notices will be determined by KCS Energy, Inc. Any such determination will be final and binding. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the registered holder without cost to that holder as soon as practicable after withdrawal, non-acceptance of tender or termination of the Exchange Offer. In the case of Old Notes tendered using the procedure for book-entry transfer described in the Prospectus under the caption "The Exchange

Offer -- Procedures for Tendering -- Book-entry Transfer," the Old Notes will be credited to the tendering holder's account with The Depository Trust Company. Properly withdrawn Old Notes may be retendered at any time on or prior to the expiration of the Exchange Offer by following one of the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering."

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registered holders.

     When this Letter of Transmittal is signed by the registered holder(s) of the Old Notes listed and transmitted by this Letter of Transmittal, no endorsement(s) of certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on the certificate(s) or bond power(s) must be guaranteed by an Eligible Guarantor Institution.

     If a person or persons other than the registered holder(s) of Old Notes signs the Letter of Transmittal, certificates for the Old Notes must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered holder(s) that appears on the certificates for the Old Notes and also must be accompanied by any opinions of counsel, certifications and other information as KCS Energy, Inc. may require in accordance with the restrictions on transfer applicable to the Old Notes.

     If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal or any certificates for Old Notes or bond powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be delivered to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained with The Depository Trust Company. See Instruction 4.

     7. IRREGULARITIES. All questions as to the validity, form, eligibility -- including time of receipt -- and acceptance of Old Notes tendered for exchange will be determined by KCS Energy, Inc. in its sole discretion. Our determination will be final and binding. We reserve the absolute right to reject any and all tenders of Old Notes improperly tendered or to not accept any Old Notes, the acceptance of which might be unlawful as determined by us or our counsel. We also reserve the absolute right to waive any defects or irregularities or conditions of the Exchange Offer, other than those relating to necessary governmental approvals, as to any Old Notes, before or after the expiration of the Exchange Offer, including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer; provided, however, that to the extent we waive a condition of the Exchange Offer with respect to one tender, we will waive that condition for all other tenders as well. Our interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the expiration of the Exchange Offer -- including the terms and conditions of the Letter of Transmittal and the accompanying instructions -- will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within a reasonable period of time, as determined by us. Neither we, the Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor will we have any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at the address and telephone number listed on the front of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder's correct Taxpayer Identification Number (a "TIN"), which, in the case of a holder who is an individual, is such holder's social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the amount of any reportable payments made after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN), that the holder is a U.S. person (including a U.S. resident alien) and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding and that the holder is a U.S. person (including a U.S. resident alien).

     Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder should indicate its exempt status on Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed applicable Form W-8, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

     If the Old Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     If the holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in lieu of its TIN, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder's TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder's TIN to the Exchange Agent. NOTE: WRITING "APPLIED FOR" ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.

     10. WAIVER OF CONDITIONS. KCS Energy, Inc.'s obligation to complete the Exchange Offer is subject to the conditions described in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition, other than those relating to necessary governmental approvals, in whole or in part at any time prior to the expiration of the Exchange Offer in our sole discretion. Our failure at any time to exercise any of the foregoing rights will not constitute a waiver of that right and each right is an ongoing right that we may assert at any time.

     11. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, waive any right to receive notice of the acceptance of Old Notes for exchange.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Old Notes have been lost, destroyed or stolen, the holder should check the box above regarding lost, destroyed or stolen certificates and promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

     13. TRANSFER TAXES. KCS Energy, Inc. will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to KCS Energy, Inc. or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. EXCEPT AS PROVIDED IN THIS INSTRUCTION 13, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

     IMPORTANT: UNLESS YOU COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES DESCRIBED ABOVE, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE OF THIS LETTER OF TRANSMITTAL), OR, IN THE CASE OF OLD NOTES TENDERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY, AN AGENT'S MESSAGE INSTEAD OF THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.